Comerica Incorporated

Third Quarter 2022 Financial Review
October 19, 2022



Safe Harbor Statement

Any statements in this presentation that are not historical facts are forward-looking statements as defined in the Private Securities Litigation Reform Act of 1995. Words such as "anticipates," "believes," "contemplates," "feels," "expects," "estimates," "seeks," "strives," "plans," "intends," "outlook," "forecast," "position," "target," "mission," "assume," "achievable," "potential," "strategy," "goal," "aspiration," "opportunity," "initiative," "outcome," "continue," "remain," "maintain," "on track," "trend," "objective," "looks forward," "projects," "models" and variations of such words and similar expressions, or future or conditional verbs such as "will," "would," "should," "could," "might," "can," "may" or similar expressions, as they relate to Comerica or its management, are intended to identify forward-looking statements. These forward-looking statements are predicated on the beliefs and assumptions of Comerica's management based on information known to Comerica's management as of the date of this presentation and do not purport to speak as of any other date. Forward-looking statements may include descriptions of plans and objectives of Comerica's management for future or past operations, products or services, and forecasts of Comerica's revenue, earnings or other measures of economic performance, including statements of profitability, business segments and subsidiaries as well as estimates of credit trends and global stability. Such statements reflect the view of Comerica's management as of this date with respect to future events and are subject to risks and uncertainties. Should one or more of these risks materialize or should underlying beliefs or assumptions prove incorrect, Comerica's actual results could differ materially from those discussed. Factors that could cause or contribute to such differences include credit risks (unfavorable developments concerning credit quality; declines or other changes in the businesses or industries of Comerica's customers; and changes in customer behavior); market risks (changes in monetary and fiscal policies; fluctuations in interest rates and their impact on deposit pricing; and transitions away from LIBOR towards new interest rate benchmarks); liquidity risks (Comerica's ability to maintain adequate sources of funding and liquidity; reductions in Comerica's credit rating; and the interdependence of financial service companies); technology risks (cybersecurity risks and heightened legislative and regulatory focus on cybersecurity and data privacy); operational risks (operational, systems or infrastructure failures; reliance on other companies to provide certain key components of business infrastructure; the impact of legal and regulatory proceedings or determinations; losses due to fraud; and controls and procedures failures); compliance risks (changes in regulation or oversight, or changes in Comerica's status with respect to existing regulations or oversight; the effects of stringent capital requirements; and the impacts of future legislative, administrative or judicial changes to tax regulations); strategic risks (damage to Comerica's reputation; Comerica's ability to utilize technology to efficiently and effectively develop, market and deliver new products and services; competitive product and pricing pressures among financial institutions within Comerica's markets; the implementation of Comerica's strategies and business initiatives; management's ability to maintain and expand customer relationships; management's ability to retain key officers and employees; and any future strategic acquisitions or divestitures); and other general risks (impacts from the COVID-19 global pandemic; changes in general economic, political or industry conditions; the effectiveness of methods of reducing risk exposures; the effects of catastrophic events; changes in accounting standards; the critical nature of Comerica's accounting policies; and the volatility of Comerica's stock price). Comerica cautions that the foregoing list of factors is not all-inclusive. For discussion of factors that may cause actual results to differ from expectations, please refer to our filings with the Securities and Exchange Commission. In particular, please refer to "Item 1A. Risk Factors" beginning on page 13 of Comerica's Annual Report on Form 10-K for the year ended December 31, 2021. Forward-looking statements speak only as of the date they are made. Comerica does not undertake to update forward-looking statements to reflect facts, circumstances, assumptions or events that occur after the date the forward-looking statements are made. For any forward-looking statements made in this presentation or in any documents, Comerica claims the protection of the safe harbor for forward-looking statements contained in the Private Securities Litigation Reform Act of 1995.

3Q22 Review

Corporate Responsibility

Appointed **National Community Impact** Manager

Dedicated **Business Banking** Team to serve southern sector of Dallas County

$2.2B in green loans & commitments (9/30/22), up 48% over 9/30/21

Invested $1 million in **Dallas Small Business Diversity Fund**

Recognized as **2022 Best Employer by State & for Women by Forbes**

Received **5-star rating of excellence** in the Hispanic Association on Corporate Responsibility Index

Over last decade, **reduced Scope 1 & 2 emissions 57%** (12/31/21), exceeding 2025 target of 50% (65% by 2030 & 100% by 2050)



Record EPS[1]
$1.92
$2.60
35%
2Q22
3Q22
Efficiency Ratio
58%
51%
-13%
2Q22
3Q22
Record Revenue
$829MM
$985MM
19%
2Q22
3Q22
Return on Assets[2]
1.2%
1.6%
38%
2Q22
3Q22
Average Loans
$50B
$51B
2%
2Q22
3Q22
Return on Equity[3]
16.7%
23.3%
39%
2Q22
3Q22

Our Path Forward

Colleague Experience modernized through innovation hubs
- Opening new offices in North Texas & Southeast Michigan
- Enhancing collaboration

Commercial leadership & resources aligned
- Synergistic organizational structure supporting Commercial Lending expertise
- Investing in Payments platform

Core Values Reimagined
- One Comerica
- Customer comes first
- The bigger possible
- A force for good
- Trust. Act. Own.

[1]Diluted earnings per common share • [2]Return on average assets • [3]Return on average common shareholders' equity

3Q22 Results

Record revenue, continued expense management & excellent credit quality

(millions, except per share data)	3Q22	2Q22	3Q21	Change From 2Q22	Change From 3Q21
Average loans	$51,113	$50,027	$48,135	$1,086	$2,978
Average loans, ex. PPP	51,046	49,878	46,475	1,168	4,571
Average deposits	73,976	77,589	79,115	(3,613)	(5,139)
Net interest income	707	561	475	146	232
Provision for credit losses	28	10	(42)	18	70
Noninterest income[1]	278	268	280	10	(2)
Noninterest expenses[1]	502	482	465	20	37
Provision for income tax	104	76	70	28	34
Net income	351	261	262	90	89
Earnings per share[2]	$2.60	$1.92	$1.90	$0.68	$0.70
CET1[3]	9.92%	9.72%	10.27%		

Key Performance Drivers 3Q22 compared to 2Q22

- Revenue increased 19%
  - 30% relative to 3Q21
- Pre-tax, pre-provision net revenue (PPNR)[4] up 39%
  - 67% relative to 3Q21
- Loans up >2%, driven by broad-based growth
- Deposits reflect prudent management & customers utilizing cash
- Net interest income benefitted from higher rates & loan growth
- Net charge-offs of only 10 bps; Reserve ratio 1.21%
- Continued strong fee generation, with growth in derivatives offset by decline in fiduciary & card
- Prudent expense management, while supporting revenue growth, drove efficiency ratio to 51%
- CET1 increased as capital generation outpaced loan activity

[1]Includes gains/(losses) related to deferred comp asset returns of -0- 3Q21, ($14MM) 2Q22, ($3MM) 3Q22 • [2]Diluted earnings per common share • [3]3Q22 estimated • [4]Refer to reconciliation of non-GAAP financial measures in appendix

Loans

Strong, broad-based growth in loans & commitments; Yields up 100 bps



Loans
($ in billions)
48.1
47.8
48.3
50.0
51.1
51.5
51.7
3.39
3.26
3.22
3.64
4.64
3Q21
4Q21
1Q22
2Q22
3Q22
2Q22
3Q22
Average Balances
Period-end
Loan Yields %

Average loans increased $1.1B[1], or 2.2%

+ $356MM Commercial Real Estate
+ $220MM National Dealer Services
+ $209MM Environmental Services
+ $141MM Wealth Management
+ $116MM Corporate Banking
- $161MM Equity Fund Services

Loan commitments increased $2.8B, or 5.4%

- Line Utilization down slightly to 45%

Loan yields increased 100 bps

- Reflected higher interest rates

3Q22 compared to 2Q22 • [1]See Quarterly Average Loans slide in Appendix for more details

Deposits

Strategic management of deposits & businesses utilizing excess liquidity



Deposits
($ in billions)
79.1
84.5
79.1
77.6
74.0
75.8
73.0
0.06
0.05
0.05
0.05
0.20
3Q21
4Q21
1Q22
2Q22
3Q22
2Q22
3Q22
Average Balances
Period-end
Deposit Rate[1] %

Average deposits decreased $3.6B

- $2.5B interest-bearing
- $1.1B noninterest-bearing

- Cost of interest-bearing deposits increased to 20 bps, reflecting relationship-focused pricing
- 11% interest-bearing deposit beta; 7% cumulative (YTD)[2]



Loan to Deposit Ratio Remains Low
(period-end)
130%
120%
110%
100%
90%
80%
70%
60%
50%
120%
71%
2007
2008
2009
2010
2011
2012
2013
2014
2015
2016
2017
2018
2019
2020
2021
1Q22
2Q22
3Q22

3Q22 compared to 2Q22 • [1]Interest costs on interest-bearing deposits • [2]Cumulative deposit beta calculated using 1Q22 average Fed funds of 0.25%

Securities Portfolio

Ceased purchases; period-end portfolio reflects mark-to-market & modest repayments



Securities Portfolio
($ in billions)
16.0
16.6
17.3
19.0
20.5
20.8
19.5
1.76
1.71
1.74
1.92
2.08
3Q21
4Q21
1Q22
2Q22
3Q22
Average Balances
2Q22
3Q22
Period-end
Securities Yields %

Average portfolio increased $1.5B

- Period-end decreased $1.38B
  - + $329MM purchased at average yield of 3.84%
  - \- $549MM MBS payments
  - \- $1.15B fair value change
- 4Q22: Estimate ~$450MM - 500MM MBS repayments[1]
- Duration of 5.32 years[2]
  - Extends to 6.05 years under +200bps instantaneous rate increase[2]
- Net unrealized pre-tax loss of $3.1B



Securities Income
($ in millions)
70
71
77
100
119
3Q21
4Q21
1Q22
2Q22
3Q22

9/30/22 • [1]Outlook as of 10/19/22 • [2]Estimated as of 9/30/22

Net Interest Income

Record NII, grew $146MM, or 26%; benefit from rates & loan growth; NIM 3.50%, up 80 bps



Net Interest Income
($ in millions)
475
461
456
561
707
2.23
2.04
2.19
2.70
3.50
3Q21
4Q21
1Q22
2Q22
3Q22
Net Interest Margin %

Net impact due to rates: $151MM & 76bps on the NIM

$561MM	**2Q22**	**2.70%**
+ 143MM	**Loans**	**+ 0.65**
+ 128MM	Higher rates, incl. swaps	+ 0.64
+ 13MM	Higher Balances	+ 0.02
+ 4MM	One more day	---
- 2MM	Other dynamics	- 0.01
+ 19MM	**Securities Balances**	**+ 0.01**
+ 15MM	Higher balances	- 0.01
+ 4MM	Higher rates	+ 0.02
+ 11MM	**Fed Deposits**	**+ 0.26**
+ 43MM	Higher rates	+ 0.21
- 32MM	Lower balances	+ 0.05
- 12MM	**Deposits**	**- 0.05**
- 13MM	Higher rates	- 0.06
+ 1MM	Lower balances	+ 0.01
- 15MM	**Wholesale Funding**	**- 0.07**
- 11MM	Higher rates	- 0.05
- 4MM	$500MM Sub debt issue	- 0.02
$707MM	**3Q22**	**3.50%**

3Q22 compared to 2Q22

Credit Quality

Reserve reflects strong credit metrics, loan growth & uncertain economic environment

Net Charge-Offs (Recoveries) Remain Very Low

($ in millions)



2
(4)
8
0
13
3Q21
4Q21
1Q22
2Q22
3Q22

Criticized Loans[1] Well Below Historical Level

($ in millions)



1,818
1,573
1,647
1,534
1,626
3.8
3.2
3.3
3.0
3.1
3Q21
4Q21
1Q22
2Q22
3Q22

• Criticized/Loans %

Nonperforming Assets Decreased

($ in millions)



296
269
274
266
262
0.62
0.55
0.55
0.52
0.51
3Q21
4Q21
1Q22
2Q22
3Q22

• NPA/Loans %

Allowance for Credit Losses Increased Moderately

($ in millions)



639
618
599
609
624
1.33
1.26
1.21
1.18
1.21
3Q21
4Q21
1Q22
2Q22
3Q22

• ACL/Loans %

3Q22 compared to 2Q22 • [1]Criticized loans are consistent with regulatory defined Special Mention, Substandard, & Doubtful categories

Noninterest Income

Continued strong fee generation; growth in derivatives offset by fiduciary & card

Noninterest Income[1]

($ in millions)



280
289
244
268
278
3Q21
4Q21
1Q22
2Q22
3Q22

Increased $10MM

- \+ $11MM Deferred compensation (Other noninterest income; offset in noninterest expense)
- \+ $ 6MM Derivative Income[2] (CVA +$2MM)
- \+ $ 2MM Brokerage Fees
- \- $ 4MM Fiduciary Income
- \- $ 2MM Card Fees

3Q22 compared to 2Q22 • [1]Gains/(losses) related to deferred comp asset returns of -0- 3Q21, $5MM 4Q21, ($7MM) 1Q22, ($14MM) 2Q22, ($3MM) 3Q22 (offset in noninterest expense) • [2]Credit Valuation Adjustment (CVA) $3MM 3Q21, $4MM 4Q21, ($2MM) 1Q22, $3MM 2Q22, $5MM 3Q22

Noninterest Expenses

Efficiency ratio improved to 51%



Noninterest Expenses[1]
($ in millions)
465
486
473
482
502
61.1
64.2
66.9
58.0
50.8
3Q21
4Q21
1Q22
2Q22
3Q22
Efficiency Ratio %

Increased $20MM

- + $13MM Salaries & benefits
  - + $11MM Deferred compensation (offset in noninterest income)
  - + $ 3MM Performance-based compensation
  - + $ 1MM Other benefits
- + $ 4MM Occupancy
- + $ 2MM Outside Processing Expense

Modernization Initiatives

Strategic Objectives	3Q22 Expenses[2] $7MM (included above)
• Transform retail delivery model	• Transitional real estate costs
• Align corporate facilities	• Branch consolidation
• Optimize technology platforms	• Technology investment
	• Consulting & contract labor

3Q22 compared to 2Q22 • [1]Gains/(losses) related to deferred comp plan of -0- 3Q21, $5MM 4Q21, ($7MM) 1Q22, ($14MM) 2Q22, ($3MM) 3Q22 (offset in noninterest income) • [2]Modernization initiative related expenses of $7MM 2Q22; $6MM 1Q22

Capital Management

Continue to focus on CET1 target of ~10%[1]



CET1[2]
Tier 1[2]
7.0%
9.72%
9.92%
8.5%
10.24%
10.44%
2Q22
3Q22
2Q22
3Q22
Regulatory Minimum + Capital Conservation Buffer (CCB)



Common Equity Ratio[3]
9.20%
9.82%
6.95%
5.55%
2Q22
3Q22
Impact of AOCI Losses
Common Equity Ratio



Tangible Common Equity Ratio[3]
8.52%
9.12%
6.26%
4.82%
2Q22
3Q22
Impact of AOCI Losses
Tangible Common Equity Ratio



Common Equity Per Share[3]
($ per share; period-end)
58.13
59.03
59.78
61.13
63.11
56.55
57.41
50.80
46.19
35.70
3Q21
4Q21
1Q22
2Q22
3Q22
Common Equity Per Share
Impact of AOCI Losses



Common Equity[3]
($ in billions; period-end)
7.6
7.7
7.8
8.0
8.3
7.4
7.5
6.6
6.0
4.7
3Q21
4Q21
1Q22
2Q22
3Q22
Common Equity
Impact of AOCI Losses

9/30/22 • [1]Outlook as of 10/19/22 • [2]3Q22 estimated • [3]Refer to reconciliation of non-GAAP financial measures in appendix

Interest Rate Sensitivity

Largely achieved strategic objective to reduce earnings volatility through the cycles

Comerica

Management Outlook for Net Interest Income[1]

- >33% increase to FY22 NII over FY21 (including PPP)
- 4 - 5% increase in 4Q22 over 3Q22 (including PPP)
- Assuming
  - 9/30 forward rate curve
  - Loan & deposit outlook for remainder of year
  - No additional securities & swaps purchases beyond 9/30

9/30/22 Standard Model Assumptions[2]
100 bps (50 bps avg) gradual, parallel rise

	Rates UP	Rates DOWN
Loan Balances	Modest increase	Modest decrease
Deposit Balances	Moderate decrease	Moderate increase
Deposit Beta	~25% per incremental change	
Securities Portfolio	No reinvestment of cash flows	
Hedging (Swaps)	No additions modeled	

Sensitivity Analysis from 9/30 Base Case

Scenario	Estimated 12-Month Net Interest Income Impact
100 bps gradual increase (Standard Model)	+$35MM
100 bps gradual increase & 25% cumulative[3] beta	-$35MM
100 bps gradual increase & $1B incremental DDA run-off	+$20MM
200 bps gradual increase	+$45MM
100 bps gradual decrease	-$95MM

9/30/22 • [1]Outlook as of 10/19/22 • [2]For methodology see Company's Form 10-Q, as filed with the SEC. Estimates are based on simulation modeling analysis from our base case which utilizes a static balance sheet as of 9/30/22 • [3]As rates rise 100 bps over the 12-month period, deposits reprice at a pace that achieves a 25% deposit beta from the start of the cycle (3/15/22)

Management Outlook

Assumes no change in economic environment

Comerica

3Q22 vs 4Q22	
Average loans	• ~1% increase; with growth in most businesses, partly offset by Mortgage Banker
Average deposits	• ~5% decrease as customers continue to deploy excess liquidity
Net interest income	• 4 - 5% increase assuming the 9/30 forward curve (see slide 13)
Credit Quality	• Net charge-offs lower end of normal range; Nonaccrual & criticized loans remain low
Noninterest income	• ~3% decrease from strong 3Q22 as market conditions more than offset 4Q seasonal factors
Noninterest expenses[2]	• 2 - 3% increase tied to revenue activity & seasonal factors (excludes up to $25 million modernization initiatives)
Tax	• FY tax rate 22 - 23%, excluding discrete items
Capital	• Target CET1 of ~10%

FY21 vs FY22

Average loans (ex-PPP)	Average deposits	Net interest income	Noninterest income[1]	Noninterest expense[2]
+7%	-3%	+>33%	-6%	+5%

Outlook as of 10/19/22 • [1]FY21 Derivative related CVA of $18MM; Warrant-related income $34MM; Deferred Comp $14MM • [2]Excludes certain Modernization-related expenses 3Q22 $7MM, $7MM 2Q22; $6MM 1Q22

Well Positioned for the Future

Revenue Growth

- Strong net interest income, loan & fee income results
- Robust product suite to support Payments strategy
- Footprint includes faster growth markets
- Expect better predictability of earnings stream

Relationship Focus

- Weighted to commercial banking with expertise in specialty businesses
- Long-tenured, experienced team
- Collaboration between 3 revenue divisions
- Strong deposit base

Efficient Operations

- Continuous improvement culture
- Investing in modernization
  - Transform retail delivery
  - Align corporate facilities
  - Leveraging technology to drive productivity & growth

Credit Discipline

- Consistent, conservative underwriting standards
- Superior credit performance through last recession
- Balanced exposure to a wide variety of industries

3Q22 Strong Financial Results, Positioned to Manage Cycles

Revenue Growth	NII Growth	Loan Growth	Efficiency Ratio	Net Charge-Offs	Asset Sensitivity[1]
+19%	+26%	+2.2%	51%	10bps	~+1% +100 bps ~-3% -100 bps

9/30/22 • 3Q22 compared to 2Q22 • [1]For methodology see Company's Form 10-Q, as filed with the SEC. Estimates are based on simulation modeling analysis (100 bps change in rates point-to-point impact on NII)

APPENDIX

Comerica's Core Values

WHY WE ARE HERE

To raise expectations of what a bank can be for our colleagues, customers & communities

WHAT WE BELIEVE

ONE COMERICA	THE CUSTOMER COMES FIRST	THE BIGGER POSSIBLE	A FORCE FOR GOOD

HOW WE DELIVER

Trust	Act	Own

Quarterly Average Loans

Business Line	3Q22	2Q22	3Q21
Middle Market			
General	$12.8	$12.8	$11.8
Energy	1.4	1.4	1.3
National Dealer Services	4.8	4.5	3.8
Entertainment	1.1	1.1	1.0
Tech. & Life Sciences	0.9	0.9	0.8
Equity Fund Services	3.3	3.5	3.0
Environmental Services	2.2	2.0	1.8
Total Middle Market	$26.7	$26.2	$23.6
Corporate Banking			
US Banking	4.1	3.9	3.0
International	1.5	1.6	1.4
Commercial Real Estate	6.8	6.5	6.8
Mortgage Banker Finance	1.7	1.7	2.8
Business Banking	3.2	3.3	3.6
Commercial Bank	**$44.0**	**$43.2**	**$41.0**
Retail Bank	**$2.1**	**$2.0**	**$2.3**
Wealth Management	**$5.0**	**$4.8**	**$4.8**
TOTAL	**$51.1**	**$50.0**	**$48.1**

By Market	3Q22	2Q22	3Q21
Michigan	$12.3	$12.1	$11.4
California	17.8	17.4	17.0
Texas	10.2	9.8	9.7
Other Markets[1]	10.7	10.7	10.0
TOTAL	**$51.1**	**$50.0**	**$48.1**

Loan Portfolio
(3Q22 Period-end)


Fixed Rate[2]
39%
$51.7B
Prime-based
9%
60-Day+ Rate
5%
≤30-Day Rate[3]
47%

$ in billions • Totals shown above may not foot due to rounding. Certain prior quarter amounts have been reclassified to conform to the current quarter presentation. • [1]Other Markets includes FL, AZ, International Finance Division & businesses that have a significant presence outside of the 3 primary geographic markets • [2]Fixed rate loans include $15.4B receive fixed/pay floating (30-day) LIBOR , BSBY & SOFR interest rate swaps; Forward dated swaps are excluded • [3]Includes ~2% of Daily SOFR

Quarterly Average Deposits

Comerica

Business Line	3Q22	2Q22	3Q21
Middle Market			
General	$19.6	$21.1	$22.4
Energy	1.4	0.8	0.6
National Dealer Services	1.4	1.6	1.7
Entertainment	0.2	0.3	0.2
Tech. & Life Sciences	6.3	7.0	7.4
Equity Fund Services	1.1	1.1	1.1
Environmental Services	0.3	0.3	0.3
Total Middle Market	$30.5	$32.2	$33.8
Corporate Banking			
US Banking	2.0	2.4	3.5
International	2.0	2.2	2.3
Commercial Real Estate	2.2	2.0	1.9
Mortgage Banker Finance	0.5	0.6	0.8
Business Banking	4.3	4.4	4.4
Commercial Bank	**$41.5**	**$43.7**	**$46.6**
Retail Bank	**$26.7**	**$27.1**	**$26.1**
Wealth Management	**$5.3**	**$6.0**	**$5.2**
Finance / Other[1]	**$0.5**	**$0.7**	**$1.2**
TOTAL	**$74.0**	**$77.6**	**$79.1**

By Market	3Q22	2Q22	3Q21
Michigan	$25.9	$27.2	$27.4
California	22.4	24.1	24.3
Texas	12.0	11.7	10.6
Other Markets[2]	13.2	13.8	15.6
Finance / Other[1]	0.5	0.7	1.2
TOTAL	**$74.0**	**$77.6**	**$79.1**

Beneficial Deposit Mix: 57% noninterest-bearing
(3Q22 Average)



Retail Noninterest-bearing 11%
Total $74.0B
Commercial Noninterest-bearing 46%
Retail Interest-bearing 27%
Commercial Interest-bearing 16%

$ in billions • Totals shown above may not foot due to rounding. Certain prior quarter amounts have been reclassified to conform to the current quarter presentation. • [1]Finance/Other includes items not directly associated with the geographic markets or the 3 major business segments • [2]Other Markets includes FL, AZ, International Finance Division & businesses that have a significant presence outside of the three primary geographic markets

Interest Rate Sensitivity

Comerica

Largely achieved strategic objective to reduce earnings volatility through the cycles

Guiding Principles of Prudent Hedging Strategy[1]

- Provide a more consistent earnings trajectory through rate cycle by tempering asset sensitive position as rates rise
- Hedging pulls forward market expectations, while reducing downside of potential decline in short-term interest rates over time
- YTD: acquired $5.5B MBS securities & $19.6B swaps; began to layer in forward starting swaps to coincide with maturities next year
- 3Q22: acquired $7.6B swaps at 2.91% with term of 4.6 years, including $2.6B forward starting beyond 2022

Swaps as of 9/30/22[2]
($ in billions; average; weighted average yield)



8.3
12.9
21.5
22.2
22.4
22.0
22.7
23.1
13.6
1.91%
2.12%
2.36%
2.34%
2.36%
2.38%
2.42%
2.48%
2.66%
2Q22
3Q22
4Q22
1Q23
2Q23
3Q23
4Q23
FY24
FY25-29

Loan Swaps & Securities Can Provide Rate Stability



Fixed Rate Loans, incl swaps[3] 26%
Earning Assets 9/30/22
Floating Rate Loans 42%
Securities 26%
Cash 6%

Large, Relationship-oriented Deposit Base
Majority noninterest-bearing



Wholesale Funding 4%
Interest-bearing 38%
Shareholder Equity 6%
Funding Sources 9/30/22
Noninterest-bearing 52%

9/30/22 • [1]Outlook as of 10/19/22 • [2]Received fix/pay floating swaps; historical results 9/30/22; maturities extend through 3Q30 • [3]Fixed rate loans includes $15.4B receive fixed/pay floating (30-day) LIBOR, BSBY & SOFR interest rate swaps; Forward dated swaps are excluded

Commercial Real Estate Business Line

Excellent credit quality

Primarily Lower Risk Multifamily & Industrial Storage[1]
(3Q22 period-end)



Industrial / Storage 29%
Retail 7%
Office 10%
Single Family 2%
Other 3%
Land Carry 3%
Multi use 2%
Multifamily 44%
Total $6.2B

Total CRE Business Line Average Loans
($ in millions)



3Q18 5,316
4Q18 5,223
1Q19 5,315
2Q19 5,517
3Q19 5,658
4Q19 5,883
1Q20 6,210
2Q20 6,659
3Q20 6,683
4Q20 6,699
1Q21 6,690
2Q21 6,883
3Q21 6,797
4Q21 6,579
1Q22 6,604
2Q22 6,463
3Q22 6,819

- Long history of working with well-established, proven developers
- >90% of new commitments from existing customers
- Substantial upfront equity required
- 46% of Industrial/Storage & 34% of Multifamily are construction loans[1,2]
- Majority high growth markets within footprint:
  - 39% California
  - 22% Texas

Excellent Credit Quality
No significant net charge-offs since 2014
($ in millions)



99
1.5%
2
28
0.4%
1
26
0.4%
1
18
0.3%
1
17
0.3%
1
3Q21
4Q21
1Q22
2Q22
3Q22
NAL
Criticized[3]
% Criticized/Loans

9/30/22 • [1]Excludes CRE business line loans not secured by real estate • [2]Period-end loans • [3]Criticized loans are consistent with regulatory defined Special Mention, Substandard & Doubtful categories

Energy Business Line

Primarily E&P exposure

Period-end Loans
($ in millions)



3Q21 1,277 244 1,033
4Q21 1,204 212 992
1Q22 1,263 203 1,060
2Q22 1,373 218 1,155
3Q22 1,340 259 1,081
Midstream
Exploration & Production[1]

- Exposure $3.3B / 42% utilization
- Hedged 50% or more of production
  - At least one year: 74% of customers
  - At least two years: 48% of customers
- Focus on larger, sophisticated E&P and Midstream companies
- E&P: 53% Oil, 24% Natural Gas, 23% Oil/Gas
- Excellent credit quality
  - ~2% Criticized loans
  - $2MM net recoveries

9/30/22 • [1]Includes Services of 3Q21 $25MM, 4Q21 $21MM, 1Q22 $14MM, 2Q22 $15MM, 3Q22 $17MM

Mortgage Banker Finance

55+ years experience with reputation for consistent, reliable approach

Comerica

- Provide warehouse financing: bridge from residential mortgage origination to sale to the end market
- Extensive backroom provides collateral monitoring & customer service
- Focus on full banking relationships
- As of 3Q22:
  - Comerica: 90% purchase
  - Industry: 81% purchase[1]
- Strong credit quality
  - No charge-offs since 2010
  - No criticized loans
- Period-end loans: $1.8B (2Q22 $2.4B)



Average Loans
($ in millions)
Actual MBA Mortgage Origination Volumes[1]
1,961
1,677
1,335
2,044
2,521
2,681
2,042
3,278
3,585
3,791
3,211
2,924
2,757
2,450
1,597
1,724
1,663
3Q18
4Q18
1Q19
2Q19
3Q19
4Q19
1Q20
2Q20
3Q20
4Q20
1Q21
2Q21
3Q21
4Q21
1Q22
2Q22
3Q22



MBA Mortgage Originations Forecast[1,2]
($ in billions)
678
480
477
467
620
2Q22
3Q22
4Q22
1Q23
2Q23
Purchase
Refinance

9/30/22 • [1]Source: Mortgage Bankers Association (MBA) Mortgage Finance Forecast as of 9/19/22 • [2]2Q22 actual

National Dealer Services

75+ years of floor plan lending

Comerica



Franchise Distribution
(Based on period-end loan outstandings)
Honda/Acura
8%
Ford
8%
GM
7%
Fiat/Chrysler
9%
Mercedes
6%
Nissan/ Infiniti
3%
Other European
13%
Other Asian
14%
Other[1]
19%
Toyota/Lexus
13%
Total
$4.9B

- Top tier strategy
- National scope with customers in 42 states
- Focus on "Mega Dealer" (five or more dealerships in group)
- Strong credit quality; Robust monitoring of company inventory & performance
- Floor Plan remained low due to supply chain constraints



Average Loans
($ in billions)
7.0
7.4
7.8
7.9
7.5
7.3
6.8
6.2
5.3
5.5
5.3
4.4
3.8
3.9
4.1
4.5
4.8
3.8
4.0
4.4
4.5
4.1
4.0
3.6
2.8
1.9
2.2
2.0
1.2
0.6
0.6
0.6
0.8
1.0
3Q18
4Q18
1Q19
2Q19
3Q19
4Q19
1Q20
2Q20
3Q20
4Q20
1Q21
2Q21
3Q21
4Q21
1Q22
2Q22
3Q22
Floor Plan

9/30/22 • [1]Other includes obligations where a primary franchise is indeterminable (rental car and leasing companies, heavy truck, recreational vehicles, and non-floor plan loans)

Technology & Life Sciences

~30 years of deep expertise & strong relationships with top-tier investors

Average Loans
($ in millions)



843
841
856
901
938
3Q21
4Q21
1Q22
2Q22
3Q22

Average Deposits
($ in millions)



7,448
8,290
7,341
7,036
6,339
3Q21
4Q21
1Q22
2Q22
3Q22

- Manage concentration to numerous verticals to ensure widely diversified portfolio
- Closely monitor cash balances & maintain robust backroom operation
- 10 offices throughout US & Canada

Customer Segment Overview
(approximate; 3Q22 period-end loans)



Growth
48%
Total
$909MM
Early Stage
15%
Late Stage
37%

9/30/22

Equity Fund Services

Strong relationships with top-tier Private Equity & Venture Capital firms

- Customized solutions for Private Equity & Venture Capital firms
  - Credit Facilities (Funds, General Partners, Management Companies)
  - Treasury Management
  - Capital Markets, including Syndication
- Customers in the US & Canada
- Drives connectivity with other teams
  - Middle Market
  - Commercial Real Estate
  - Environmental Services
  - Energy
  - TLS
  - Private Banking
- Period-end balances were $3.46 billion
- Strong credit profile
  - No charge-offs
  - No criticized loans

Average Loans
($ in millions)



2,951
2,846
3,209
3,507
3,346
3Q21
4Q21
1Q22
2Q22
3Q22

9/30/22

Environmental Services Department

15+ years experience; Specialized industry, committed to growth

- Dedicated relationship managers advise & guide customers on profitably growing their business by providing banking solutions
  - Waste management & recycling companies
  - Renewable energy companies
- Insight & expertise with
  - Transfer stations, disposal & recycling facilities
  - Commercial & residential waste collection
  - Landfill gas to energy; biomass, solar, and wind
  - Acquisitions
  - Growth capital expenditures
- Focus on middle market-sized companies with full banking relationships
- Historically strong credit quality
- Recently established Renewable Energy Solutions group


Average Loans
($ in millions)
1,844
1,834
1,954
2,034
2,243
3Q21
4Q21
1Q22
2Q22
3Q22

9/30/22

Reconciliations

Pre-tax, Pre-Provision Net Revenue (PPNR)

Pre-tax pre-provision net revenue is a measure that Comerica uses to understand fundamental operating performance before credit-related and tax expenses

	(millions, except per share data)	3Q22	2Q22	% Change	3Q21	% Change
(A)	**Net interest income before provision for credit loss** (as reported)	$707	$561	26%	$475	49%
(B)	**Noninterest income** (as reported)	$278	$268	4%	$280	-.7%
(C)	**Noninterest expenses** (as reported)	$502	$482	4%	$465	8%
(A+B-C)	**Pre-tax, pre-provision net revenue**	$483	$347	39%	$290	67%

Impact of Accumulated Other Comprehensive Loss on Common Equity & Tangible Common Equity

Comerica believes that the presentation of common equity adjusted for the impact of accumulated other comprehensive loss provides a greater understanding of ongoing operations and enhances comparability with prior periods. Tangible common equity is used by Comerica to measure the quality of capital and the return relative to balance sheet risk. The tangible common equity ratio removes the effect of intangible assets from capital and total assets. Tangible common equity per share of common stock removes the effect of intangible assets from common shareholders' equity per share of common stock.

(period-end, millions, except per share data)	3Q22	2Q22	1Q22	4Q21	3Q21
Tangible Common Equity					
Total shareholders' equity	$5,069	$6,435	$7,036	$7,897	$7,803
Less fixed-rate non-cumulative perpetual preferred stock	$394	$394	$394	$394	$394
Common Shareholders' equity	$4,675	$6,041	$6,642	$7,503	$7,409
Less goodwill	$635	$635	$635	$635	$635
Less other intangible assets	$10	$10	$11	$11	$12
Tangible Common Equity	$4,030	$5,396	$5,996	$6,857	$6,762
Total Assets	$84,143	$86,889	$89,165	$94,616	$94,529
Less goodwill	$635	$635	$635	$635	$635
Less other intangible assets	$10	$10	$11	$11	$12
Tangible Assets	$83,498	$86,889	$88,519	$93,970	$93,882
Common Equity Ratio	5.55%	6.95%	7.45%	7.93%	7.84%
Tangible Common Equity Ratio	4.82%	6.26%	6.77%	7.30%	7.20%

Reconciliations Continued

Comerica

Impact of Accumulated Other Comprehensive Loss on Common Equity & Tangible Common Equity

Comerica believes that the presentation of common equity adjusted for the impact of accumulated other comprehensive loss provides a greater understanding of ongoing operations and enhances comparability with prior periods. Tangible common equity is used by Comerica to measure the quality of capital and the return relative to balance sheet risk. The tangible common equity ratio removes the effect of intangible assets from capital and total assets. Tangible common equity per share of common stock removes the effect of intangible assets from common shareholders' equity per share of common stock.

(period-end, millions, except per share data)	3Q22	2Q22	1Q22	4Q21	3Q21
Common Equity & Tangible Common Equity per Share of Common Stock					
Common shareholders' equity	$4,675	$6,041	$6,642	$7,503	$7,409
Tangible common equity	$4,030	$5,396	$5,996	$6,857	$6,762
Shares of common stock outstanding	131	131	131	131	131
Common equity per share of common stock	$35.70	$46.19	$50.80	$57.41	$56.55
Tangible equity per share of common stock	$30.77	$41.25	$45.86	$52.46	$51.61
Impact of Accumulated Other Comprehensive Loss to Common Equity & Tangible Common Equity					
Accumulated other comprehensive loss (AOCI)	$(3,587)	$(1,954)	$(1,173)	$(212)	$(207)
Common equity, excluding AOCI	$8,262	$7,995	$7,815	$7,715	$7,616
Common equity per share of common stock, excluding AOCI	$63.11	$61.13	$59.78	$59.03	$58.13
Common equity ratio, excluding AOCI	9.82%	9.20%	8.76%	8.15%	8.06%
Tangible Common equity, excluding AOCI	$7,617	$7,350	$7,169	$7,069	$6,969
Tangible Common equity per share of common stock, excluding AOCI	$58.17	$56.19	$54.83	$54.08	$53.18
Tangible common equity ratio, excluding AOCI	9.12%	8.52%	8.10%	7.47%	7.42%

Comerica believes non-GAAP measures are meaningful because they reflect adjustments commonly made by management, investors, regulators and analysts to evaluate the adequacy of common equity and our performance trends.

Holding Company Debt Rating

Comerica

Senior Unsecured/Long-Term Issuer Rating	Moody's	S&P	Fitch
Cullen Frost	A3	A-	-
M&T Bank	A3	BBB+	A
BOK Financial	A3	BBB+	A
Comerica	A3	BBB+	A-
Fifth Third	Baa1	BBB+	A-
Huntington	Baa1	BBB+	A-
KeyCorp	Baa1	BBB+	A-
Regions Financial	Baa2	BBB+	BBB+
First Horizon National Corp	Baa3	BBB-	BBB
Citizens Financial Group	-	BBB+	BBB+
Synovus Financial	-	BBB-	BBB

As of 10/14/22 • Source: S&P Global Market Intelligence; Debt Ratings are not a recommendation to buy, sell, or hold securities; Zions Bancorporation excluded due to no holding company

Bank Debt Rating

Senior Unsecured/Long-Term Issuer Rating	Moody's	S&P	Fitch
Cullen Frost	A3	A	-
M&T Bank	A3	A-	A
BOK Financial	A3	A-	A
Comerica	A3	A-	A-
Fifth Third	A3	A-	A-
Huntington	A3	A-	A-
KeyCorp	A3	A-	A-
Regions Financial	Baa1	A-	BBB+
Citizens Financial Group	Baa1	A-	BBB+
Zions Bancorporation	Baa1	BBB+	BBB+
First Horizon National Corp	Baa3	BBB	BBB
Synovus Financial	Baa3	BBB	BBB

As of 10/14/22 • Source: S&P Global Market Intelligence; Debt Ratings are not a recommendation to buy, sell, or hold securities; Zions Bancorporation ratings are for the bank

Comerica

Thank You